UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2010 (July 20, 2010)

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

4350 Executive Drive, Suite #100, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 373-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2010, the Board of Directors of InfoSonics Corporation (the “Company”) appointed Vernon A. LoForti as the Company’s Chief Financial Officer.  Mr. LoForti, 56, previously served in a number of executive positions at Overland Storage, Inc., a global supplier of data protection appliances.  He joined Overland in 1995 and served first as the company’s Vice President, Chief Financial Officer and Secretary, and led its initial public offering in 1997.  From August 2007 to January 2009, Mr. LoForti served as President, Chief Executive Officer and a member of Overland’s Board of Directors.  From February 2009 to September 2009, he served as President.  From August 1992 to December 1995, Mr. LoForti was the Chief Financial Officer for Priority Pharmacy, a privately held pharmacy company.  From 1981 to 1992, he was Vice President of Finance for Intermark, Inc., a publicly held conglomerate.  Mr. LoForti began his career in public accounting with Price Waterhouse and holds a Bachelor of Science in Accounting from Brigham Young University.

In connection with Mr. LoForti’s appointment as Chief Financial Officer, the Compensation Committee of the Board of Directors approved his annual salary of $180,000 and eligibility for a bonus at the discretion of the Board of Directors and Compensation Committee.  In addition, the Company’s management will recommend to its Compensation Committee that Mr. LoForti be granted an option to purchase 140,000 shares of the Company’s common stock, at an exercise price equal to the fair market value of the Company’s common stock on the date of grant, and to vest over a three-year period, with the first one-third vesting one year from the grant date and the remainder vesting monthly over the following two-year period.

Effective upon Mr. LoForti’s appointment as Chief Financial Officer, Roger Laungani, the Company’s Interim Chief Financial Officer, resumed his previous position as Corporate Controller.

Item 8.01.                                        Other Events.

On July 26, 2010, the Company issued a press release announcing Mr. LoForti’s appointment as Chief Financial Officer.  The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on July 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Vernon A. LoForti
Vernon A. LoForti
Date:	July 26, 2010	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company on July 26, 2010.